SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin Rising Dividends Fund covers the period ended March 31, 2000.

ECONOMIC OVERVIEW

During the six months ended March 31, 2000, domestic economic activity was very strong. Real gross domestic product grew in excess of 7%, annualized, during the fourth quarter of 1999. Productivity soared, allowing unit labor costs to decline despite some upward pressure on wages, while inflation growth rates remained modest. Even measures of commodity price inflation showed little increase despite a significant energy price increase. In short, the economy appeared to be in remarkable shape over this period. The Federal Reserve Board (the Fed) implemented three more quarter-point increases in the federal funds target rate since our last shareholder report and remained concerned that the economy was expanding beyond its capacity to grow at a non-inflationary rate. Without more evidence that the economy is slowing, the federal funds target rate is likely to continue to edge higher. U.S. Treasury bond yields, reflecting that economic growth may be peaking, have declined steadily since their mid-period highs.


CONTENTS

Shareholder Letter ....................................................        1

Performance Summary ...................................................        8

Financial Highlights &
Statement of Investments ..............................................       10

Financial Statements ..................................................       15

Notes to
Financial Statements ..................................................       18

                                                 [FUND CATEGORY PYRAMID GRAPHIC]

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 13.

The stock market was once again characterized by a small number of stocks, particularly in technology, doing extremely well, with most stocks lagging far behind the major indexes. In effect, stocks were in a bull market and a bear market at the same time. So-called "new economy" companies, involved in technology, telecommunications and biotechnology, soared while most "old economy" stocks' prices declined. This caused valuations of the favored stocks to reach unprecedented levels while many other stocks were priced for a recession that we believe does not appear likely.

From our perspective, relative valuations became extraordinarily stretched. Some stocks were discounting very high growth rates for many years, if not decades, to come. Conversely, many other companies were priced as if their growth were suddenly going to stop and never again approach historical rates. Although it is much too soon to say with strong conviction, it does appear that the market, in its collective wisdom, recently has begun to take advantage of these logically inconsistent pricing assumptions. In recent weeks, many out-of-favor companies, including a number of the portfolio's stocks, have increased in price, while the prices of many in-favor stocks have declined. We will watch how this develops with great interest.

"Some stocks were discounting very high growth rates for many years, if not decades, to come. Conversely, many other companies were priced as if their growth were suddenly going to stop and never again approach historical rates."

PORTFOLIO NOTES

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select securities that have had consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

Family Dollar Stores Inc., a leading participant in the growing "convenience discounter" retailing segment and the fund's largest position, is a good example of an out-of-favor, "old economy" stock. Family Dollar has increased its dividend for 24 years and has no long-term debt. Earnings growth has accelerated in recent years, as the company's offering of basic merchandise at attractive prices from a convenient location is proving very popular with low- and middle-income consumers. Family Dollar Stores has two consecutive years with greater than 30% earnings-per-share growth and, halfway through its current fiscal year, reported a 29% increase in earnings per share, compared to the first half of fiscal '99. Nevertheless, Family Dollar's stock price ended March at a level first reached in July 1998.

Two other companies, Leggett & Platt Inc. and Teleflex Inc., also exemplified the portfolio's strategy. Leggett manufactures a wide range of engineered components for residential, office and institutional furnishings, as well as retail store fixtures. It has increased its dividend for 29 years. Over the ten-year period through 1999, Leggett achieved compound annual growth rates of 13% in sales, 20% in net earnings, and 16% in earnings per share. Results were similar to the long-term trend in 1999 with earnings per share growing 17% on 12% sales growth. Nevertheless, by March 31, 2000, Leggett returned to its stock price first reached in July 1997.

TOP 10 STOCK HOLDINGS
3/31/00

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Family Dollar Stores Inc.                                                   7.0%
Retail Trade
Leggett & Platt Inc.                                                        5.1%
Consumer Durables
West Pharmaceutical
Services Inc.                                                               4.5%
Health Technology
Reynolds & Reynolds Co.,A                                                   4.2%
Commercial Services
Alberto-Culver Co., A                                                       3.5%
Consumer Non-Durables
Cohu Inc.                                                                   3.4%
Electronic Technology
Teleflex Inc.                                                               3.2%
Producer Manufacturing
Bemis Co. Inc.                                                              3.0%
Process Industries
Washington Mutual Inc.                                                      2.9%
Finance
National Commerce Bancorp                                                   2.8%
Finance


Teleflex is a diversified manufacturer that supplies the aerospace, automotive, medical and other industrial markets. In 1999, Teleflex reported its 25th consecutive year of increasing revenues and earnings, and has a history of 23 years of dividend increases. For the 20-year period ended in 1999, Teleflex averaged 17% in annual increases, 15% in earnings per share, and 17% in dividends per share. Despite this enviable record, Teleflex's share price first reached its end-of-period level in July 1997. Looking forward, the company should benefit from increased shipments of its popular, adjustable foot pedals, currently featured on a variety of Ford vehicles.

The portfolio's top-performing stock during the period was, not surprisingly, a technology stock -- Cohu Inc. Cohu, which makes semiconductor test handling equipment, benefited from a sharp sales pickup over the past year due to increased orders from semiconductor manufacturers. Hewlett-Packard Co., with its accelerated sales growth and recent, successful initial public offering of its 84%-owned electronics subsidiary, Agilent Technologies Inc., was also popular with investors. State Street Corp., which achieved market recognition as a dominant global information processing company, also delivered superior returns during the period. Finally, we highlight Reynolds & Reynolds Co., a leading information management systems provider to the automobile dealership market. In the past six months, Reynolds introduced several important e-commerce initiatives related to its target market, while retaining a modest stock valuation.

"The portfolio's top-performing stock during the period was, not surprisingly, a technology stock..."

West Pharmaceutical Services Inc., on the other hand, proved disappointing during the period. West has three main businesses. The largest, designing and manufacturing packaging components for pharmaceutical and health care companies, did well in 1999. West's newest business segment, identifying and developing drug delivery systems for biopharmaceutical and other drugs, saw its products move smoothly through the development process during the six months under review. Although this business line has, so far, failed to generate any material revenues for the company, it appears to have a bright future. However, West's third business unit, which provides contract manufacturing and packaging services to pharmaceutical and personal care companies, recently delivered disappointing operating results. We expect this business to recover later in the calendar year. As of period-end, West's stock price assumed little future growth in any of these businesses.

During the period, we eliminated or reduced many portfolio positions to meet cash needs or increase investment in what we believed to be more attractively valued stocks. The most significant reduction occurred in our Cohu position. After a great run, we felt the stock had become fully valued.

Notable year-over-year dividend increases during the past six months came from Graco Inc. (+27%), National Commerce Bancorporation (+17%), Washington Mutual Inc. (+17%), Alberto-Culver Co. - Class A (+15%), Mercury General Corp. (+14%), and State Street Corp. (+14%).

As the table on page 3 shows, our 10 largest positions on March 31, 2000, comprised 39.6% of the fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 310% in the last 10 years. Their most recent dividend increases averaged 11.5%, for a yield of 1.95% on March 31, 2000, and a dividend payout ratio of 24%. Long-term debt averaged 21% of capitalization, and the average price-to-earnings ratio was 13.7 on calendar 2000 estimates versus 25.4 for that of the unmanaged Standard & Poor's 500(R) Stock Index on the same date.

It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Sincerely,




/s/William J. Lippman
William J. Lippman
President




/s/Donald G. Taylor
Donald G. Taylor
Senior Portfolio Manager
Franklin Rising Dividends Fund

This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


SIX-MONTH PERFORMANCE SUMMARY AS OF 3/31/00
Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return              +1.66%
Net Asset Value (NAV)               $19.84 (3/31/00)          $21.28 (9/30/99)
Change in NAV                       -$1.44
Distributions (10/1/99 - 3/31/00)   Dividend Income           $0.0815
                                    Long-Term Capital Gain    $1.6640
                                    ---------------------------------
                                    Total                     $1.7455

CLASS B
Six-Month Total Return              +1.44%
Net Asset Value (NAV)               $19.80 (3/31/00)          $21.23 (9/30/99)
Change in NAV                       -$1.43
Distributions (10/1/99 - 3/31/00)   Dividend Income           $0.0304
                                    Long-Term Capital Gain    $1.6640
                                    ---------------------------------
                                    Total                     $1.6944

CLASS C
Six-Month Total Return              +1.43%
Net Asset Value (NAV)               $19.75 (3/31/00)          $21.19 (9/30/99)
Change in NAV                       -$1.44
Distributions (10/1/99 - 3/31/00)   Dividend Income           $0.0356
                                    Long-Term Capital Gain    $1.6640
                                    ---------------------------------
                                    Total                     $1.6996


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

             Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                       INCEPTION
CLASS A                               1-YEAR     5-YEAR     10-YEAR    (1/14/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +1.81%    +93.16%    +192.71%    +262.03%
Average Annual Total Return(2)         -4.04%    +12.73%     +10.68%      +9.74%
Value of $10,000 Investment(3)         $9,596    $18,202     $27,582     $34,122



                                                                       INCEPTION
CLASS B                                                      1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +1.30%      -8.07%
Average Annual Total Return(2)                                -2.42%      -9.28%
Value of $10,000 Investment(3)                                $9,758      $8,856



                                                                       INCEPTION
CLASS C                                           1-YEAR      3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +1.30%     +25.89%     +87.42%
Average Annual Total Return(2)                    -0.62%      +7.62%     +13.38%
Value of $10,000 Investment(3)                    $9,938     $12,465     $18,550



SHARE CLASS                                          A          B            C
--------------------------------------------------------------------------------
Distribution Rate(4)                                .80%        .35%        .59%
30-Day Standardized Yield(5)                        .87%        .41%        .46%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price per share on March 31, 2000.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 2000.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights


                                                                                       CLASS A
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2000                      YEAR ENDED SEPTEMBER 30,
                                                     (UNAUDITED)          1999        1998          1997         1996         1995
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $21.28            $21.53       $26.93        $20.03       $17.31       $14.67
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .08               .15          .13           .16          .28          .33
 Net realized and unrealized gains (losses) ...          .22              1.76        (2.22)         8.23         2.78         2.61
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............          .30              1.91        (2.09)         8.39         3.06         2.94
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.08)             (.17)        (.11)         (.18)        (.34)        (.30)
 Net realized gains ...........................        (1.66)            (1.99)       (3.20)        (1.31)       --           --
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................        (1.74)            (2.16)       (3.31)        (1.49)        (.34)        (.30)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................       $19.84            $21.28       $21.53        $26.93       $20.03       $17.31
                                                   =================================================================================
Total return(b) ...............................         1.66%             8.29%       (9.05)%       44.10%       17.83%       20.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $295,226          $363,918     $407,336      $394,873     $277,746     $260,917
Ratios to average net assets:
 Expenses .....................................         1.51%(c)          1.43%        1.39%         1.41%        1.40%        1.43%
 Net investment income ........................          .79%(c)           .66%         .51%          .71%        1.49%        2.10%
Portfolio turnover rate .......................         4.68%            14.04%       23.99%        39.47%       31.55%       14.60%



(a)    Based on average shares outstanding effective September 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)    Annualized


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND


Financial Highlights (continued)



                                                                CLASS B
                                                     -------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2000      PERIOD ENDED
                                                       (UNAUDITED)    SEPTEMBER 30, 1999(d)
                                                     -------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $21.23            $23.54
                                                     -------------------------------------
Income from investment operations:
 Net investment income ...........................           .02               .04
 Net realized and unrealized gains (losses) ......           .24             (2.24)
                                                     -------------------------------------
Total from investment operations .................           .26             (2.20)
                                                     -------------------------------------
Less distributions from:
 Net investment income ...........................          (.03)             (.11)
 Net realized gains ..............................         (1.66)               --
                                                     -------------------------------------
Total distributions ..............................         (1.69)             (.11)
                                                     -------------------------------------
Net asset value, end of period ...................        $19.80            $21.23
                                                     =====================================
Total return(b)...................................          1.44%            (9.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $1,611            $1,477
Ratios to average net assets(c) :
 Expenses ........................................          2.06%             1.98%
 Net investment income ...........................           .24%              .24%
Portfolio turnover rate ..........................          4.68%            14.04%


(a)    Based on average shares outstanding effective September 30, 1999.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)    Annualized

(d)    For the period January 1, 1999 (effective date) to September 30, 1999.


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Highlights (continued)


                                                                                                CLASS C
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2000                       YEAR ENDED SEPTEMBER 30,
                                                     (UNAUDITED)         1999        1998         1997         1996        1995(d)
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $21.19           $21.45      $26.85       $19.98       $17.28      $15.47
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .04              .03          --          .08          .21         .11
 Net realized and unrealized gains (losses) ...           .22             1.75       (2.20)        8.17         2.74        1.83
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .26             1.78       (2.20)        8.25         2.95        1.94
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.04)            (.05)         --         (.07)        (.25)       (.13)
 Net realized gains ...........................         (1.66)           (1.99)      (3.20)       (1.31)          --          --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................         (1.70)           (2.04)      (3.20)       (1.38)        (.25)       (.13)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................        $19.75           $21.19      $21.45       $26.85       $19.98      $17.28
                                                  ==================================================================================
Total return(b) ...............................          1.43%            7.69%      (9.48)%      43.37%       17.16%      12.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $27,898          $40,544     $43,790      $14,526       $3,882      $1,060
Ratios to average net assets:
 Expenses .....................................          1.88%(c)         1.98%       1.94%        1.95%        1.95%       1.90%(c)
 Net investment income (loss) .................           .39%(c)          .11%       (.05)%        .17%         .94%       1.92%(c)
Portfolio turnover rate .......................          4.68%           14.04%      23.99%       39.47%       31.55%      14.60%


(a)    Based on average shares outstanding effective September 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)    Annualized

(d)    For the period May 1, 1995 (effective date) to September 30, 1995.



                     See notes to financial statements.


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)



                                                          SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 98.0%

COMMERCIAL SERVICES 6.2%
Reynolds & Reynolds Co., A .......................        508,400    $13,726,800
Wallace Computer Services Inc. ...................        526,700      6,221,644
                                                                     -----------
                                                                      19,948,444
                                                                     -----------

CONSUMER DURABLES 6.6%
Leggett & Platt Inc. .............................        773,100     16,621,650
Newell Rubbermaid Inc. ...........................        196,600      4,878,138
                                                                     -----------
                                                                      21,499,788
                                                                     -----------

CONSUMER NON-DURABLES 6.6%
Alberto-Culver Co., A ............................        512,600     11,213,125
Block Drug Co. Inc., A ...........................        168,374      4,640,808
Philip Morris Cos. Inc. ..........................         86,500      1,827,313
Universal Corp. ..................................        239,100      3,601,444
                                                                     -----------
                                                                      21,282,690
                                                                     -----------

ELECTRONIC TECHNOLOGY 5.4%
Cohu Inc. ........................................        263,900     11,001,331
Hewlett-Packard Co. ..............................         50,100      6,641,381
                                                                     -----------
                                                                      17,642,712
                                                                     -----------

ENERGY MINERALS 1.6%
Royal Dutch Petroleum Co., N.Y. shs.
(Netherlands).....................................         89,700      5,163,356
                                                                     -----------



FINANCE 13.6%
Mercantile Bankshares Corp. ......................        169,950      5,194,097
National Commerce Bancorp ........................        491,300      9,089,050
State Street Corp. ...............................         71,100      6,887,813
Trustco Bank Corp., N.Y. shs .....................        397,446      4,645,150
U.S. Bancorp .....................................        210,200      4,598,125
Washington Mutual Inc. ...........................        352,600      9,343,900
Wilmington Trust Corp. ...........................         89,200      4,337,350
                                                                     -----------
                                                                      44,095,485
                                                                     -----------

GOVERNMENT SPONSORED CORPORATION 1.3%
Fannie Mae .......................................         76,800      4,334,400
                                                                     -----------




HEALTH TECHNOLOGY 6.1%
Becton, Dickinson & Co. ..........................        101,200      2,662,825
Superior Uniform Group Inc. ......................        230,200      2,258,838
                                                                     -----------
West Pharmaceutical Services Inc. ................        583,000     14,757,188
                                                                     -----------
                                                                      19,678,851
LIFE INSURANCE 2.6%
ReliaStar Financial Corp. ........................        248,400      8,414,550
                                                                     -----------




MULTI-LINE INSURANCE 2.8%
Allstate Corp. ...................................         80,905      1,926,550
American International Group Inc. ................         66,718      7,305,621
                                                                     -----------
                                                                       9,232,171
                                                                     -----------

NON-ENERGY MINERALS .5%
Nucor Corp. ......................................         30,900      1,545,000
                                                                     -----------


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                          SHARES           VALUE
    -------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

     PROCESS INDUSTRIES 9.5%
     Bemis Co. Inc. .........................................................................            266,000         $9,808,750
     Brady Corp., A .........................................................................             67,000          2,089,563
     Donaldson Co. Inc. .....................................................................             68,900          1,554,556
     M.A. Hanna Co. .........................................................................            203,400          2,300,963
     Lancaster Colony Corp. .................................................................            112,200          3,429,113
     Pall Corp. .............................................................................            385,300          8,645,169
     Sherwin-Williams Co. ...................................................................            135,100          2,963,756
                                                                                                                       ------------
                                                                                                                         30,791,870
                                                                                                                       ------------

     PRODUCER MANUFACTURING 22.4%
     Baldor Electric Co. ....................................................................            360,366          6,509,111
     Circor International Inc. ..............................................................            220,300          2,932,744
     Diebold Inc. ...........................................................................            251,800          6,924,500
     Dover Corp. ............................................................................            188,900          9,043,588
     General Electric Co. ...................................................................             12,200          1,893,288
     Graco Inc. .............................................................................            154,300          4,474,700
     Hubbell Inc., A ........................................................................             10,000            257,500
     Hubbell Inc., B ........................................................................            186,500          5,105,438
     Kaydon Corp. ...........................................................................            321,100          8,770,044
     Kimball International Inc., B ..........................................................            366,300          4,029,300
     Myers Industries Inc. ..................................................................            413,798          4,965,576
     Superior Industries International Inc. .................................................            171,200          5,424,900
     Teleflex Inc. ..........................................................................            288,900         10,255,950
     Watts Industries Inc., A ...............................................................            169,400          2,096,325
                                                                                                                       ------------
                                                                                                                         72,682,964
                                                                                                                       ------------

     PROPERTY-CASUALTY INSURERS 3.8%
     Harleysville Group Inc. ................................................................            138,300          2,005,350
     Mercury General Corp. ..................................................................            162,400          4,790,800
     RLI Corp. ..............................................................................            165,362          5,539,627
                                                                                                                        -----------
                                                                                                                         12,335,777
                                                                                                                        -----------

     RETAIL TRADE 8.8%
     Family Dollar Stores Inc. ..............................................................          1,092,700         22,741,814
     The Limited Inc. .......................................................................             94,705          3,989,448
     Schultz Sav-O Stores Inc. ..............................................................            184,900          1,964,563
                                                                                                                       ------------
                                                                                                                         28,695,825
                                                                                                                       ------------

     TRANSPORTATION .2%
     Circle International Group Inc. ........................................................             28,600            743,600
                                                                                                                       ------------
     TOTAL COMMON STOCKS (COST $273,635,898) ................................................                           318,087,483
                                                                                                                       ------------
  (a)SHORT TERM INVESTMENTS 2.2%
     Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $7,153,362) ........          7,153,362          7,153,362
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $280,789,260) 100.2% ...........................................                           325,240,845
     OTHER ASSETS, LESS LIABILITIES (.2)% ...................................................                              (506,197)
                                                                                                                       ------------
     NET ASSETS 100.0% ......................................................................                          $324,734,648
                                                                                                                       ============


(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.



                     See notes to financial statements.


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $280,789,260) ......................................     $325,240,845
 Receivables:
Investment securities sold ....................................................................          258,989
Capital shares sold ...........................................................................        1,155,529
Dividends and interest ........................................................................          603,999
                                                                                                    ------------
    Total assets ..............................................................................      327,259,362
                                                                                                    ------------
Liabilities:
 Payables:
Investment securities purchased ...............................................................          560,580
Capital shares redeemed .......................................................................        1,343,920
Affiliates ....................................................................................          418,080
Shareholders ..................................................................................          194,756
Other liabilities .............................................................................            7,378
                                                                                                    ------------
    Total liabilities .........................................................................        2,524,714
                                                                                                    ------------
     Net assets, at value .....................................................................     $324,734,648
Net assets consist of:
 Undistributed net investment income ..........................................................         $330,500
 Net unrealized appreciation ..................................................................       44,451,585
 Accumulated net realized loss ................................................................       (1,718,831)
 Capital shares ...............................................................................      281,671,394
                                                                                                    ------------
     Net assets, at value .....................................................................     $324,734,648
                                                                                                    ============


CLASS A:
 Net asset value per share* ($295,225,793 divided by 14,878,164 shares outstanding) ...........           $19.84
                                                                                                    ============
 Maximum offering price per share ($19.84 divided by 94.25%) ..................................           $21.05
                                                                                                    ============

CLASS B:
 Net asset value and maximum offering price per share* ($1,611,332 divided by 81,400
 shares outstanding) ..........................................................................           $19.80
                                                                                                    ============

CLASS C:
 Net asset value per share* ($27,897,523 divided by 1,412,296 shares outstanding) .............           $19.75
                                                                                                    ============
 Maximum offering price per share ($19.75 divided by 99.00%) ..................................           $19.95
                                                                                                    ============



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.






FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (continued)



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)



Investment income:
 Dividends ..................................................        $3,914,514
 Interest ...................................................           189,953
                                                                     ----------
    Total investment income .................................         4,104,467
                                                                     ----------
Expenses:
 Management fees (Note 3) ...................................         1,345,934
 Distribution fees (Note 3)
    Class A .................................................           724,115
    Class B .................................................             7,609
    Class C .................................................           137,001
 Transfer agent fees (Note 3) ...............................           353,136
 Accounting fees (Note 3) ...................................            19,949
 Custodian fees .............................................             2,616
 Reports to shareholders ....................................            68,461
 Registration and filing fees ...............................            30,524
 Professional fees ..........................................            60,375
 Trustees' fees and expenses ................................            10,700
 Other ......................................................             6,260
                                                                     ----------
    Total expenses ..........................................         2,766,680
                                                                     ----------
     Net investment income ..................................         1,337,787
                                                                     ----------
Realized and unrealized gains (losses):
 Net realized loss from investments .........................          (431,004)
 Net unrealized appreciation on investments .................         1,377,434
                                                                     ----------
Net realized and unrealized gain ............................           946,430
                                                                     ----------
Net increase in net assets resulting from operations ........        $2,284,217
                                                                     ==========



                     See notes to financial statements.


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (continued)



STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED) AND THE YEAR ENDED SEPTEMBER 30, 1999



                                                                                            SIX MONTHS ENDED          YEAR ENDED
                                                                                             MARCH 31, 2000       SEPTEMBER 30, 1999
                                                                                            ----------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .........................................................             $1,337,787                $2,862,389
   Net realized gain (loss) from investments .....................................               (431,004)               29,517,292
   Net unrealized appreciation on investments ....................................              1,377,434                 8,111,808
                                                                                           ----------------------------------------
         Net increase in net assets resulting from operations ....................              2,284,217                40,491,489
 Distributions to shareholders from:
   Net investment income:
     Class A .....................................................................             (1,306,397)               (3,135,285)
     Class B .....................................................................                 (2,357)                   (3,328)
     Class C .....................................................................                (55,297)                 (101,566)
   Net realized gains:
     Class A .....................................................................            (27,626,343)              (36,887,240)
     Class B .....................................................................               (125,676)                       --
     Class C .....................................................................             (2,881,817)               (4,228,827)
                                                                                           ----------------------------------------
   Total distributions to shareholders ...........................................            (31,997,887)              (44,356,246)

   Capital share transactions: (Note 2)
     Class A .....................................................................            (41,971,851)              (40,213,823)
     Class B .....................................................................                242,313                 1,601,916
     Class C .....................................................................             (9,760,619)               (2,710,610)
                                                                                           ----------------------------------------
   Total capital share transactions ..............................................            (51,490,157)              (41,322,517)
         Net decrease in net assets ..............................................            (81,203,827)              (45,187,274)
 Net assets
   Beginning of period ...........................................................             405,938,475               451,125,749
                                                                                            ----------------------------------------
   End of period .................................................................            $324,734,648              $405,938,475
                                                                                            ========================================
 Undistributed net investment income included in net assets:
   End of period .................................................................                $330,500                  $356,764
                                                                                            ========================================



                       See notes to financial statements.





FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (the Fund). The Fund seeks to provide growth and income.

On October 26, 1999, the Shareholders approved an Agreement and Plan of Reorganization whereby the Fund would be reorganized and its domicile changed from a Massachusetts corporation to a Delaware business trust.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At March 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                                        MARCH 31, 2000                    SEPTEMBER 30, 1999(*)
                                                                  SHARES            AMOUNT              SHARES              AMOUNT
                                                                --------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................................         1,845,515        $36,312,956          4,288,915        $98,522,630
 Shares issued in reinvestment of distributions ........         1,280,204         24,795,282          1,507,550         34,188,280
 Shares redeemed .......................................        (5,346,459)      (103,080,089)        (7,615,475)      (172,924,733)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................        (2,220,740)      $(41,971,851)        (1,819,010)      $(40,213,823)
                                                                ====================================================================
CLASS B SHARES:
 Shares sold ...........................................            27,001           $529,703             70,665         $1,626,168
 Shares issued in reinvestment of distributions ........             6,110            118,176                131              2,962
 Shares redeemed .......................................           (21,255)          (405,566)            (1,252)           (27,214)
                                                                --------------------------------------------------------------------
 Net increase ..........................................            11,856           $242,313             69,544         $1,601,916
                                                                ====================================================================
CLASS C SHARES:
 Shares sold ...........................................           131,952         $2,575,078            869,142        $19,694,412
 Shares issued in reinvestment of distributions ........           136,047          2,625,104            172,643          3,899,442
 Shares redeemed .......................................          (769,380)       (14,960,801)        (1,169,620)       (26,304,464)
                                                                --------------------------------------------------------------------
 Net decrease ..........................................          (501,381)       $(9,760,619)          (127,835)       $(2,710,610)
                                                                ====================================================================

* For the period January 1, 1999 (effective date) to September 30, 1999, for Class B.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

  ANNUALIZED
   FEE RATE   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
    .750%     First $500 million
    .625%     Over $500 million, up to and including $1 billion
    .500%     In excess of $1 billion


Management fees were reduced on assets invested in the Sweep Money Fund.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (continued)




3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .50%, 1.00% and 1.00% per year of its average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $116,000 and $18,188, respectively.

The Fund paid transfer agent fees of $353,136, of which $330,668 was paid to Investor Services.

Included in professional fees are legal fees of $59,669 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At March 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $282,100,124 was as follows:

Unrealized appreciation ..............................              $83,363,229
Unrealized depreciation ..............................              (40,222,508)
                                                                    -----------
Net unrealized appreciation ..........................              $43,140,721
                                                                    ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2000, aggregated $16,524,655 and $99,930,768, respectively.